     As filed with the Securities and Exchange Commission on March 13, 2000
                                                     1933 Act File No.
                                                     1940 Act File No. 811-09249
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933          [X]
                           PRE-EFFECTIVE AMENDMENT NO.            [ ]
                          POST-EFFECTIVE AMENDMENT NO.            [ ]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940           [X]
                                 AMENDMENT NO. 1                  [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

               EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND
               ---------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 482-8260
       ------------------------------------------------------------------

                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

     If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.[X]

It is proposed that this filing will become effective (check appropriate box):
[ ] when declared effective pursuant to section 8(c)
[ ] immediately upon filing pursuant to paragraph (b)   [ ] 60 days after filing pursuant to paragraph (a)
[X] on March 15, 2000 pursuant to paragraph (b)         [ ] on (date) pursuant to paragraph (a)

If appropriate, check the following box:

[ ] This [post effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]  This  form is filed  to  register  additional  securities  for an  offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

Senior Debt Portfolio has also executed this Registration Statement.

                CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------------------------------------
                                           Amount    Proposed Maximum    Proposed Maximum       Amount of
                                           Being      Offering Price        Aggregate         Registration
Title of Securities Being Registered     Registered      Per Unit        Offering Price            Fee
-------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial Interest     25,000,000       $9.92           $248,000,000           $65,472
-------------------------------------------------------------------------------------------------------------

               EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND
                             Cross Reference Sheet
                           Items Required by Form N-2
                           --------------------------

Part a
Item No.        Item Caption                                   Prospectus Caption
--------        ------------                                   ------------------
1.              Outside Front Cover                         Cover Page
2.              Inside Front and Outside Back Cover Page    Cover Pages
3.              Fee Table and Synopsis                      Shareholder and Fund Expenses
4.              Financial Highlights                        Financial Highlights
5.              Plan of Distribution                        Purchasing Shares; Shareholder Account
                                                               Features

6.              Selling Shareholders                        Not Applicable
7.              Use of Proceeds                             Purchasing Shares; Investment Objective, Policies
                                                               and Risks
8.              General Description of the Registrant       Organization of the Fund; Investment Objective,
                                                               Policies and Risks
9.              Management                                  Management of the Fund; Organization of the
                                                               Fund
10.             Capital Stock, Long-Term Debt, and Other    Organization of the Fund; Distributions and Taxes;
                  Securities                                   Shareholder Account Features
11.             Defaults and Arrears on Senior Securities   Not Applicable
12.             Legal Proceedings                           Not Applicable
13.             Table of Contents of the Statement of       Table of Contents of the Statement of Additional
                  Additional Information                       Information

PART B                                                                STATEMENT OF
ITEM NO.        ITEM CAPTION                                  ADDITIONAL INFORMATION CAPTION
--------        ------------                                  ------------------------------
14.             Cover Page                                  Cover Page
15.             Table of Contents                           Table of Contents
16.             General Information and History             Management and Organization
17.             Investment Objective and Policies           Investment Policies and Risks; Investment
                                                            Restrictions
18.             Management                                  Management and Organization; Investment
                                                            Advisory and Other Services
19.             Control Persons and Principal Holders of    Control Persons and Principal Holders of Shares
                  Securities
20              Investment Advisory and Other Services      Investment Advisory and Other Services
21.             Brokerage Allocation and Other Practices    Portfolio Trading
22.             Tax Status                                  Taxes
23.             Financial Statements                        Financial Statements

[LOGO]
      Investing
        for the
           21st
        Century(R)




                            Eaton Vance Institutional
                            Senior Floating-Rate Fund



The investment objective of Eaton Vance Institutional Senior Floating-Rate Fund (the "Fund") is to provide as high a level of current income as is consistent with the preservation of capital, by investing in a portfolio primarily of senior secured floating rate loans ("Senior Loans"). The Fund is a continuously offered, closed-end, non-diversified investment company. Senior Loans are typically of below investment grade quality and may have below investment grade ratings, which ratings are associated with securities having high risk, speculative characteristics. Because of the protective features of Senior Loans (being senior in a borrower's capital structure and secured by specific collateral), the investment adviser believes, based on its experience, that Senior Loans tend to have more favorable loss recovery rates compared to most other types of below investment grade debt obligations.

Eaton Vance was one of the first investment advisers to manage a portfolio of Senior Loans in a publicly offered investment company, and has done so continuously since 1989. Senior Loan assets under management by Eaton Vance exceed $9 billion.

NO MARKET PRESENTLY EXISTS FOR RESALE OF THE FUND'S SHARES AND IT IS NOT CURRENTLY ANTICIPATED THAT A SECONDARY MARKET WILL DEVELOP FOR THEM. Fund shares are not redeemable or readily marketable. To provide investor liquidity, the Fund ordinarily will make each JANUARY, APRIL, JULY AND OCTOBER an offer to repurchase between 5% and 25% of the Fund's outstanding shares at net asset value. See "Repurchase Offers" at page 14.

                                               (continued on the following page)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                          Page                                  Page
------------------------------------------------------------------------------------
Shareholder and Fund Expenses              3      Valuing Shares                 13
Financial Highlights                       4      Purchasing Shares              14
Performance Information                    5      Repurchase Offers              14
Investment Objective, Policies and Risks   6      Shareholder Account Features   15
Organization of the Fund                  11      Distributions and Taxes        16
Management of the Fund                    12
------------------------------------------------------------------------------------

                        Prospectus dated March 15, 2000

 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

(continued from cover page)


 Public Offering Information:            Per Share(1)         Total(2)
---------------------------------------------------------------------------
 Public Offering Price                      $9.92            $448,000,000
 Sales Loads                                 None               None
 Proceeds to the Fund                       $9.92            $448,000,000

-----------------
(1) The shares are offered on a best efforts basis at a price equal to their net asset value, which on March 1, 2000 was $9.92 per share.
(2)  Amounts are cumulative since the Fund commenced operations.
--------------------------------------------------------------------------------

More information is available in the Statement of Additional Information dated March 15, 2000, as may be amended from time to time. The Statement of Additional Information is incorporated by reference into this prospectus. The Table of Contents of the Statement of Additional Information appears immediately below. Additional information about the Portfolio's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the Statement of Additional Information and the shareholder reports by contacting: Eaton Vance Distributors, Inc., The Eaton Vance Building, 255 State Street, Boston, MA 02109, 1-800-225-6265, website: www.eatonvance.com. You will find and may copy information about the Fund at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the public reference room); on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference room in Washington, DC 20549-0102 or by electronic mail at publicinfo@sec.gov.


Table of Contents of the Statement of Additional Information

                                                   Page                                          Page
------------------------------------------------------------------------------------------------------
Investment Policies and Risks                       2    Portfolio Trading                       12
Investment Restrictions                             4    Taxes                                   13
Management and Organization                         5    Performance                             14
Control Persons and Principal Holders of Shares     8    Financial Statements                    15
Investment Advisory and Other Services              9    Appendix A: Corporate Bond Ratings     a-1
Shareholder Account Information                     1
                                                    0
------------------------------------------------------------------------------------------------------


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.












The Fund's SEC File No. is 811-09249.

SHAREHOLDER AND FUND EXPENSES


Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

 Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
 Maximum Sales Charge (Load) (as a percentage of offering price)     None
 Dividend Reinvestment Fees                                          None
 Maximum Early Withdrawal Charge                                     None


 Annual Fund Operating Expenses (expenses that are deducted
 from Fund assets)
-------------------------------------------------------------------------------
 Investment Advisory Fee (after fee waiver)                          0.42%
 Other Expenses (after expense reimbursement)*                       0.33%
 Total Annual Fund Operating Expenses (after fee waiver
 and reimbursement)*                                                 0.75%

* Eaton Vance will reimburse the Fund to the extent Total Annual Fund Operating Expenses exceeds 0.75% of average daily net assets.

NOTES: The Fund invests exclusively in Senior Debt Portfolio (the "Portfolio"). See "Organization of the Fund". The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year, adjusted for a revised advisory fee waiver. If the distribution fee of certain funds investing in the Portfolio were reduced or eliminated, the advisory fee waiver would be reduced which would increase Fund expenses. If no advisory fee waiver or expense reimbursement existed, the Investment Advisory Fee would be 0.95%, Other Expenses would be approximately 0.66% and Total Annual Fund Operating Expenses would be approximately 1.62%. Only the Independent Trustees of the Portfolio can eliminate the fee waiver.
The Administrator can eliminate the expense reimbursement. See "Management of the Fund".

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other investment companies. The Example assumes that you invest $1,000 in the Fund for the time periods indicated and then have all of your shares repurchased at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1  Year             3 Years        5 Years            10 Years
--------------------------------------------------------------------------
            $8                 $24             $42                $93

FINANCIAL HIGHLIGHTS

The following information should be read in conjunction with the audited financial statements that appear in the Fund's annual report to shareholders. The Fund's financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The financial statements and the independent auditors' report are incorporated by reference into the Statement of Additional Information.


                                                         FOR THE PERIOD ENDED
                                                        DECEMBER 31, 1999(1)
-------------------------------------------------------------------------------
  Net asset value - Beginning of period                       $10.000
                                                              -------
  Income (loss) from operations
  Net investment income                                       $ 0.472
  Net realized and unrealized loss                             (0.081)
                                                              -------
  Total income from operations                                $ 0.391
                                                              -------
  Less distributions
  From net investment income                                  $(0.471)
                                                              -------
  Total distributions                                         $(0.471)
                                                              -------
  Net asset value - End of period                             $ 9.920
                                                              -------
  Total return (3)                                               4.00%
  Ratios/Supplemental Data+
  Net assets, end of period (000's omitted)                   $99,348
  Ratios (As a percentage of average daily net
  assets):
   Net operating expenses(3)                                     0.74%+
   Net interest expense(3)                                       0.01%+
   Net investment income                                         7.41%+
  Portfolio Turnover of the Portfolio                              64%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment income per share would have been as follows:

  Ratios (As a percentage of average daily net assets):
   Operating expenses (3)                                        1.08%+
   Interest expense(3)                                           0.01%+
   Net investment income                                         7.07%+
  Net investment income per share                              $0.455


+    Annualized.
(1)  For the period from the start of  business,  May 7, 1999,  to December  31,
     1999.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.

PERFORMANCE INFORMATION


The following bar chart and table provide information about the Fund's performance, including a comparison of the Fund's performance to the performance of a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The bar chart provides the annual total returns for the Fund for the period May 7, 1999 through December 31, 1999, and the annual total returns for another investment company that invests in the Portfolio for the period prior to May 7, 1999. The predecessor total return has not been adjusted to reflect differences in operating expenses between the Fund and such other investment company. If such adjustments were made, the performance would have been higher.

9.60%   7.76%    6.18%   5.34%   6.08%   8.07%   6.83%   6.97%   6.92%   6.10%
1990    1991     1992    1993    1994    1995    1996    1997    1998    1999

The highest quarterly total return was 2.47% for the quarter ended December 31, 1994, and its lowest quarterly return was 0.72% for the quarter ended March 31, 1993.

  Average Annual Total Returns                One           Five           Ten
   as of December 31, 1999                    Year         Years          Years
-------------------------------------------------------------------------------
  Fund Shares                                6.10%         6.98%          6.98%
  Donaldson, Lufkin & Jenrette Leveraged
   Loan Index                                5.10%         7.28%           N/A

The performance shown above for the period prior to May 7, 1999, is the performance of another investment company that invests in the Portfolio (not adjusted for differences in Fund expenses). The Donaldson, Lufkin & Jenrette Leveraged Loan Index (the "DLJ Index") is a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. Investors cannot invest directly in an Index. Source: Donaldson, Lufkin & Jenrette. The DLJ Index commenced in January 1992.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Eaton Vance Institutional Senior Floating-Rate Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital, by investing in a portfolio primarily of senior secured floating rate loans ("Senior Loans"). The Fund currently seeks to achieve its objective by investing its assets in the Senior Debt Portfolio (the "Portfolio"), a separate closed-end, non-diversified investment company with the same investment objective as the Fund. There is no assurance that the Fund's objective will be achieved. An investment in shares of the Fund is not a complete investment program.

Senior Loans are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically on the basis of a floating base lending rate plus a premium. Senior Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral (discussed below) and will have a claim on the assets of the Borrower that is senior to that of subordinated debt, preferred stock and common stock of the Borrower. Investment in floating rate instruments is expected to minimize changes in the underlying principal value of Senior Loans, and therefore the Fund's net asset value, resulting from changes in market interest rates. Nevertheless, the Fund's net asset value and distribution rate will vary, and may be affected by several factors, including changes in the credit quality of the Borrowers underlying Senior Loans. Some Borrowers default on their Senior Loan payments. The Portfolio attempts to manage these risks through portfolio diversification and ongoing analysis and monitoring of Borrowers.


The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser" or "BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"), and Eaton Vance is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109.


GENERAL COMPOSITION OF THE PORTFOLIO

In normal market conditions, at least 80% of the Portfolio's total assets will be invested in interests in Senior Loans (either as an original Lender or as a purchaser of an Assignment or Participation, each as defined below) of domestic or foreign Borrowers (so long as foreign loans are U.S. dollar-denominated and payments of interest and repayments of principal are required to be made in U.S. dollars). Up to 20% of the Portfolio's total assets may be held in cash, invested in investment grade short-term debt obligations, and invested in loan interests that are not fully secured ("Unsecured Loans"). If BMR determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may invest up to 100% of its assets in cash and high quality, short-term debt securities. While temporarily invested, the Portfolio may not achieve its investment objective.

It is anticipated that the proceeds of the Senior Loans in which the Portfolio will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets (discussed below). Senior Loans are secured by specific collateral.

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. The Portfolio will not invest in a Senior Loan unless, at the time of investment, BMR determines that the value of the collateral equals or exceeds the aggregate outstanding principal amount of the Senior Loan.


The Portfolio may hold interests in Senior Loans of any maturity. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly or semi-annually. Senior Loans generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Longer interest rate reset periods generally increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. The Senior Loans held by the Portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Portfolio from its investments in Senior Loans should decrease. The Portfolio may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In the experience of BMR over the last decade, because of prepayments the average life of Senior Loans has been two to three years. As of March 1, 2000, the Portfolio had a dollar weighted average period to adjustment of approximately 46 days.


The Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Fund and the Portfolio have adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed unless authorized by a shareholder and an interestholder vote, respectively. Except for such restrictions, the investment objective and policies of the Fund and the Portfolio may be changed by the Trustees of the Fund and the Portfolio without obtaining the approval of Fund shareholders.

CERTAIN CHARACTERISTICS OF SENIOR LOANS

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Senior Loans include senior secured floating rate loans and institutionally traded senior secured floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Senior Loan acquired in secondary markets. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

The Portfolio may purchase "Assignments" from Lenders. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Portfolio also may invest in "Participations". Participations by the Portfolio in a Lender's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Lender, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of such Lender. The selling Lenders and other persons interpositioned between such Lenders and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Portfolio will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Portfolio and the Lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by BMR to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Similarly, the Portfolio will purchase an Assignment or Participation or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by BMR to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. A description of the corporate bond ratings of Moody's and S&P is included as Appendix A to the Statement of Additional Information.


OTHER INVESTMENTS

As stated above, up to 20% of the Portfolio's total assets may be held in cash, invested in short-term debt obligations, and invested in interests in Unsecured Loans. The Portfolio will invest in only those Unsecured Loans that have been determined by BMR to have a credit quality at least equal to that of the collateralized Senior Loans in which the Portfolio primarily invests. Should the Borrower of an Unsecured Loan default on its obligation there will be no specific collateral on which the Portfolio can foreclose, although the Borrower will typically have asset value believed by BMR at the time of purchase of the Unsecured Loans to exceed the amount of the loan. The short-term debt obligations in which the Portfolio may invest include, but are not limited to, interests in senior Unsecured Loans with a remaining maturity of one year or less ("Short-Term Loans"), certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities and investments in Senior Loans. All of such other debt instruments will be investment grade. Downgraded securities may be retained by the Portfolio.

The Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Senior Loan. The Portfolio may also acquire equity securities issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of BMR, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio's investment policies.

BORROWINGS AND LEVERAGE

The Portfolio may from time to time (i) borrow money on a secured or unsecured basis at variable or fixed rates, and (ii) issue indebtedness such as commercial paper, bonds, debentures, notes or similar obligations or instruments. BMR expects that the Portfolio will do so to remain fully invested after accounting for anticipated cash infusions from the prepayment of Senior Loans and the sale of Fund shares, and cash outflows from the fulfillment of settlement obligations (including the funding of revolving Senior Loans) and the repurchase of Fund shares. The Portfolio may also borrow and issue debt for the purpose of acquiring additional income-producing investments when it believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. Successful use of a leveraging strategy depends on BMR's ability to predict correctly interest rates and market movements. Historically, the Portfolio has not used leverage for investment purposes. There is no assurance that a leveraging strategy will be successful.

As prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing or issuance of indebtedness immediately following any such borrowing or issuance and on an ongoing basis as a condition of declaring dividends and repurchasing shares. The Portfolio's inability to make distributions as a result of these requirements could cause the Fund to fail to qualify as a regulated investment company and/or subject the Fund to income or excise taxes. The Portfolio may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. The Portfolio may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of debt involves offering expenses and other costs and may limit the Portfolio's freedom to pay dividends or to engage in other activities. Any such borrowing or debt issuance is a speculative technique in that it will magnify any changes to the Fund's net asset value. The Portfolio may also borrow for temporary, extraordinary or emergency purposes.

ADDITIONAL RISK CONSIDERATIONS

The Fund is subject to numerous investment risks. The Fund is not a money market fund and its net asset value will fluctuate, reflecting any fluctuations in the Portfolio's net asset value.

Credit Risk. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Although, with respect to Senior Loans, the Portfolio generally will invest only in Senior Loans that BMR believes are secured by specific collateral the value of which equals or exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Portfolio may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Portfolio, including, in certain circumstances, invalidating such Senior Loans.


Senior Loans in which the Portfolio will invest may not be rated by a Rating Agency, and may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, BMR will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. Rating Agencies have begun rating Senior Loans and many Senior Loans have been assigned a rating below investment grade. The Portfolio will invest in such Senior Loans. Debt securities which are unsecured and rated below investment grade are viewed by the Rating Agencies as having speculative characteristics and are commonly known as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans (being senior and secured by specific collateral), BMR believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. Accordingly, BMR does not view ratings as a determinative factor in its investment decisions and, relies more upon its credit analysis abilities than upon ratings.


Securities rated below investment grade or unrated securities of comparable quality ("lower quality securities") are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The prices of lower quality securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities ("higher quality securities"), which react primarily to movements in the general level of interest rates. Senior Loans issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, pose a higher risk of default or bankruptcy of the issuer than other higher quality debt securities, particularly during periods of deteriorating economic conditions and contraction in the credit markets. The investments in the Portfolio will have speculative characteristics, and companies obligated by such debt are generally more vulnerable in an economic downturn.

Interest Rate Risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Portfolio's policy of acquiring interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value.


Foreign Securities. Although the Portfolio will only invest in U.S. dollar-denominated income securities, the Portfolio may invest in Senior Loans and other debt securities of non-U.S. issuers. Investment in securities of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities and interest or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. The Portfolio will not invest more than 35% of its net assets in foreign Senior Loans, and has no current intention to invest more than 10%.

Liquidity Risk. Most Senior Loans are not readily marketable and are subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Portfolio will invest. Where a secondary market exists, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Portfolio's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. The Portfolio has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Portfolio's assets invested in Senior Loan interests may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund conducts repurchase offers for its shares, and may result in borrowings to meet short-term cash requirements. The Trustees of the Fund will consider the liquidity of the Portfolio's investments in determining the amount of quarterly repurchase offers.


Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment by the Portfolio may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans held by the Portfolio.


Non-Diversification. The Fund and the Portfolio have each registered as a "non-diversified" investment company under the 1940 Act so that, subject to its investment restrictions and in connection with federal income tax rules, with respect to 50% of its total assets, the Portfolio will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or single Lender, although it has no current intention to do so. The Portfolio will not invest more than 10% of the value of its assets in securities (including interests in Senior Loans) of any single Borrower. Moreover, the Portfolio may invest more than 10% (but not more than 25%) of its total assets in Senior Loan interests for which the same intermediate participant is interposed between the Portfolio and the Borrower. To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Portfolio will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

SPECIAL INVESTMENT PRACTICES

The Portfolio may engage in the following investment practices to seek to enhance income or reduce investment risk.

Interest Rate and Other Hedging Transactions. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security or index) to seek to hedge against fluctuations in securities prices or interest rates. The Portfolio's transactions in derivative instruments may include the purchase or sale of futures contracts on securities, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; and interest rate swaps. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. Transaction costs will be incurred in opening and closing positions in derivative instruments. There can be no assurance that BMR's use of derivative instruments will be advantageous to the Portfolio. To date, the Portfolio has not utilized these techniques.

The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Portfolio's holdings.

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interests, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. BMR has had limited experience in the use of interest rate swaps but has utilized other types of hedging techniques. If BMR is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would be less favorable than what it would have been if this investment technique were never used.

Securities Lending. The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers of other institutional borrowers. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by BMR to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders or other fees, justifies the attendant risk. The financial condition of the borrower will be monitored by BMR on an ongoing basis. The value of the securities loaned will not exceed 30% of the Portfolio's total assets. To date, the Portfolio has not utilized securities lending.


Repurchase Agreements. The Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under a repurchase agreement, the Portfolio buys securities at one price and simultaneously promises to sell back those securities at a higher price. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, BMR must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have declined, the Portfolio could experience a loss.

ORGANIZATION OF THE FUND

The Fund is organized as a business trust established under Massachusetts law pursuant to a Declaration of Trust dated February 22, 1999, as amended, and is registered under the 1940 Act. The Trustees of the Fund are responsible for the overall management and supervision of its affairs. The Fund currently has one class of shares of beneficial interest which may be issued in an unlimited number by the Trustees. Each share represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, the shares are fully paid and nonassessable by the Fund and may be repurchased only as described under "Repurchase Offers". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect or remove Trustees and consider certain other matters. Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The Fund's Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund (or such greater vote as is described below under "Anti-Takeover Provisions"), except that the Declaration of Trust may be amended by the Trustees to change the name of the Fund, to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders and to conform the Declaration of Trust to applicable federal laws or regulations. The Fund may be terminated (i) upon the merger or consolidation with or sale of the Fund's assets to another company, if approved by the holders of two-thirds of the outstanding shares of the Fund, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by the holders of two-thirds of the Fund's outstanding shares, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient. If not so terminated, the Fund may continue indefinitely.

Anti-Takeover Provisions. The Fund presently has certain anti-takeover provisions in its Declaration of Trust which are intended to limit, and could have the effect of limiting, the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. As indicated above, a two-thirds vote is required for certain transactions. The affirmative vote or consent of the holders of two-thirds of the shares of the Fund (a greater vote than that required by the 1940 Act and, in some cases, greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of the Fund from a closed-end to an open-end investment company (except that if the Trustees recommend such conversion, the approval by vote of the holders of a majority of the outstanding shares will be sufficient) and the affirmative vote or consent of the holders of three-quarters of the shares of the Fund is required to authorize any of the following transactions (the "Transactions"):
(i) merger or consolidation of the Fund with or into any corporation; (ii) issuance of any securities of the Fund to any person or entity for cash; (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000 or assets sold in the ordinary course of business); or (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000) if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of the Fund. However, such vote or consent will not be required with respect to the Transactions if the Board of Trustees under certain conditions approves the Transaction. Further, the provisions of the Fund's Declaration of Trust relating to conversion of the Fund to an open-end investment company, the Transactions, the merger or consolidation with or sale of the Fund's assets, and the liquidation and distribution of the Fund's assets may not be amended without the affirmative vote or consent of two-thirds of the outstanding shares of the Fund. Reference is made to the Declaration of Trust of the Fund, on file with the SEC, for the full text of these provisions.

The foregoing provisions will make more difficult the conversion of the Fund to an open-end investment company and the consummation of the Transactions without the Trustees' approval, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices, in the event that a secondary market for the Fund shares does develop, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid.

Master-Feeder Structure. The Trustees of the Fund have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure may offer opportunities for growth in the assets of the Portfolio, and may afford the potential for economies of scale for the Fund. The other investors in the Portfolio will affect its liquidity, and therefore, could reduce the amount of the Fund's repurchase offers.

MANAGEMENT OF THE FUND

The Portfolio engages BMR, a wholly-owned subsidiary of Eaton Vance, to manage the investments of the Portfolio and provide related office facilities, administrative services and personnel. In return, the Portfolio has agreed to pay BMR a monthly fee in the amount of 19/240 of 1% (equivalent to 0.95% annually) of the average daily gross assets of the Portfolio. Gross assets of the Portfolio are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio.


The Trustees of the Portfolio have voted to accept a waiver of BMR's compensation effective May 1, 1999 so that the aggregate advisory fees paid by the Portfolio under the advisory agreement during any fiscal year or portion thereof will not exceed on an annual basis: (a) 0.50% of average daily gross assets of the Portfolio up to and including $1 billion; (b) 0.45% of average daily gross assets in excess of $1 billion up to and including $2 billion; (c) 0.40% of average daily gross assets in excess of $2 billion up to and including $7 billion; (d) 0.3875% of average daily gross assets in excess of $7 billion up to and including $10 billion; and (e) 0.375% of average daily gross assets in excess of $10 billion. The Portfolio paid BMR advisory fees equivalent to 0.54% of the Portfolio's average daily gross assets for the fiscal year ended December 31, 1999. The waiver will be eliminated or reduced in the event that the distribution fee of certain funds investing in the Portfolio is eliminated or reduced. If the advisory fees increase as a result, Eaton Vance will waive its administration fee and absorb certain other direct expenses of the Fund provided, however, the Fund continues to qualify as a regulated investment company for federal income tax purposes. Such actions by Eaton Vance may not be sufficient to prevent an increase in the overall operating expenses borne by the Fund. Shareholders will be notified of a material change in the waiver amount.

Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. BMR or Eaton Vance currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $42 billion, of which approximately $39 billion is in investment companies, including over $9 billion in the Portfolio and another investment company that invests primarily in Senior Loans. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The principal underwriter is a wholly-owned subsidiary of Eaton Vance.


Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance and BMR, have acted as co-portfolio managers of the Portfolio since August 1, 1996. Prior thereto, Messrs. Page and Swaffield were senior Senior Loan analysts of Eaton Vance.


The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.


Eaton Vance serves as administrator, providing the Fund with administrative services and related office facilities. In return, the Fund is authorized to pay Eaton Vance a monthly fee in the amount of 1/48 of 1% (equivalent to 0.25% annually) of the average daily gross assets of the Portfolio attributable to the Fund. For the period from the start of business, May 7, 1999 to the fiscal year ended December 31, 1999, the amount of administation fees paid by the Fund to Eaton Vance was equal to 0.10% (annualized) of the average daily gross assets of the Portfolio attributable to the Fund. There is no current intention to increase such fees in the current fiscal year.



VALUING SHARES

The Fund values its shares once on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by the Fund's custodian, Investors Bank & Trust Company ("IBT") (as agent for the Fund) in the manner authorized by the Trustees of the Fund. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by determining the value of the Portfolio's total assets (the Senior Loans and securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including the outstanding principal amount of any indebtedness issued and any unpaid interest thereon).


BMR values interests in Senior Loans held by the Portfolio pursuant to valuation procedures approved by the Portfolio's Trustees. Under these procedures, Senior Loans, when initially acquired by the Portfolio, are valued at cost. Certain Senior Loans are deemed to be "liquid" because reliable market quotations are readily available for them. BMR values these liquid Senior Loans at their market value, so that they are marked to market daily. BMR values all other Senior Loans at their fair value. In determining the fair value of a Senior Loan, BMR will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is reviewed and approved by BMR's Valuation Committee and by the Portfolio's Trustees.

PURCHASING SHARES


Fund shares are offered to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; certain Eaton Vance and fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance and its service providers.


No commissions or fees are charged on Fund purchases or repurchases. The Fund provides shareholders ease of investment by allowing same day wire purchases. You may purchase Fund shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 1-800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. The Account Application form which accompanies this prospectus must be promptly forwarded to the transfer agent (see back cover for address). Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:


  Boston Safe Deposit & Trust Co.
  ABA #011001234
  Account #
  Further Credit Eaton Vance Institutional Senior Floating-Rate
    Fund -- Fund #432
  A/C # [Insert your account number -- see below]


The Fund intends at all times to be as fully invested as is feasible in order to maximize its earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt by the Fund only if the Fund has received payment in cash or in Federal Funds. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you.

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax sheltered retirement plans which own shares to purchase additional shares of the Fund. The Fund may also refuse any order for the purchase of shares.

The Portfolio intends to limit its investments to those which are eligible for purchase by national banks for their own portfolios. The conditions and restrictions governing the purchase of Fund shares by national banks are set forth in the U.S. Comptroller of the Currency's Banking Circular 220. Subject to such conditions and restrictions, national banks may acquire Fund shares for their own investment portfolio.


REPURCHASE OFFERS

As a matter of fundamental policy which cannot be changed without shareholder approval, the Fund is required in the months of JANUARY, APRIL, JULY AND OCTOBER to offer to repurchase at least 5% and up to 25% of its shares. Under normal market conditions, the Trustees expect to authorize a 25% offer. (The Fund may also make a discretionary repurchase offer once every two years but has no current intention to do so.) The repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Under normal circumstances, it is expected that net asset value will be determined on the repurchase request deadline and payment for shares tendered will be made within 3 business days after such deadline. During the period the offer to repurchase is open shareholders may obtain the current net asset value by calling 1-800-225-6265, option 2 (fund #432).


At least 21 days prior to the repurchase request deadline the Fund will mail written notice to each shareholder setting forth the number of shares the Fund will repurchase, the repurchase request deadline and other terms of the offer to repurchase, and the procedures for shareholders to follow to request a repurchase. (This notice may be included in a shareholder report or other Fund document.) The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order (as set forth in the repurchase form) by such deadline will be unable to liquidate shares until a subsequent repurchase offer.


If more shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated, to increase the number of shares to be repurchased by 2% of the Fund shares outstanding; if there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro-rata basis. Thus, shareholders may be unable to liquidate all or a given percentage of their shares and some shareholders may tender more shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw shares tendered for repurchase at any time prior to the repurchase request deadline.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Portfolio through repurchases without offsetting new sales may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Portfolio to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Portfolio. The Portfolio may borrow to meet repurchase obligations which entails certain risks and costs. See "Borrowings and Leverage". The Portfolio may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value.

The Fund may suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (B) for any period during which the Exchange or any market in which the securities owned by the Portfolio are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Portfolio or Fund fairly to determine the value of its net assets; or (D) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.


SHAREHOLDER ACCOUNT FEATURES

Distributions. You may have your Fund distributions paid in one of the following ways:

 .Full Reinvest Option       Dividends and capital gains are reinvested in
                            additional shares. This option will be assigned if you do not specify an option.
 .Partial Reinvest Option    Dividends are paid in cash and capital gains are
                            reinvested in additional shares.
 .Cash Option                Dividends and capital gains are paid in cash.

Information from the Fund.  From time to time, you may be mailed the following:

 .Quarterly repurchase offer notices.

 .Annual and Semi-Annual Reports, containing performance information and financial statements.

 .Periodic account statements, showing recent activity and total share balance.

 .Form 1099 and tax information needed to prepare your income tax returns.

 .Proxy materials, in the event a shareholder vote is required.

 .Special notices about significant events affecting your Fund.

Tax-Sheltered Retirement Plans. Fund shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-225-6265 for information. Distributions will be invested in additionial shares for all tax-sheltered retirement plans.


Exchange Privilege. You may exchange your Fund Shares for other Eaton Vance Institutional Shares. Exchanges are made at net asset value. Before exchanging, you should read the prospectus of the new fund carefully. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges within twelve months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

Telephone and Electronic Transactions. You can repurchase and exchange shares by telephone under certain circumstances. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow these procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. Telephone instructions are tape recorded.


Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

DISTRIBUTIONS AND TAXES


The Fund declares daily and distributes monthly substantially all of its net investment income and distributes annually (usually in December) its net realized short-term and long-term capital gains, if any. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the transfer agent, even if orders to purchase shares had been placed with investment dealers. Investors who purchase shares shortly before the record date of any dividend or distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The Fund's distributions will not qualify for the dividends-received deduction for corporations. The Fund expects distributions to consist primarily of net investment income which, along with short-term capital gain distributions, are taxable to shareholders as ordinary income, whether paid in cash or additional shares of the Fund. Capital gain distributions (if any) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has owned Fund shares. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year.

The repurchase of Fund shares may result in a taxable gain or loss to the redeeming shareholder, depending on whether the amount received is greater or less than such shareholder's adjusted tax basis in the shares. An exchange of shares of the Fund for shares of another Eaton Vance fund generally will have similar tax consequences. Different tax consequences may apply for tendering and nontendering shareholders in connection with a repurchase offer, and these consequences are disclosed in the Statement of Additional Information. For example, if a shareholder tenders fewer than all of his or her shares, such repurchase may not be treated as an exchange for federal income tax purposes and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders who tender all of their shares will be treated as having sold their shares and generally will realize a capital gain or loss.


Taxable distributions to certain shareholders, including those who have not provided the Fund with their correct taxpayer identification number and other required certifications, may be subject to "backup" federal tax withholding of 31%.

The foregoing only summarizes some of the federal tax consequences to shareholders of investing in shares of the Fund, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors, individual retirement accounts and other retirement plans. Investors should consult their tax advisers.

[LOGO]
      Investing
        for the
           21st
        Century(R)











--------------------------------------------------------------------------------
Eaton Vance
Institutional Senior
Floating-Rate
Fund









Prospectus March 15, 2000






--------------------------------------------------------------------------------


Investment Adviser of Senior Debt Portfolio
Boston Management and Research, The Eaton Vance Building, 255 State Street, Boston, MA 02109

Administrator of Eaton Vance Institutional Senior Floating-Rate Fund Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc., The Eaton Vance Building, 255 State Street, Boston, MA 02109 (800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston MA  02116

Transfer Agent
PFPC Global Fund Services, P.O. Box 9653, Providence, RI 02904-9653
(800) 262-1122

Auditors
Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA  02116


                                                                           ISFRP

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          March 15, 2000

                       EATON VANCE INSTITUTIONAL SENIOR
                              FLOATING-RATE FUND
                           The Eaton Vance Building
                               255 State Street
                         Boston, Massachusetts 02109
                                (800) 225-6265


    This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                                                          Page
Investment Policies and Risks .......................................        2
Investment Restrictions .............................................        4
Management and Organization .........................................        5
Control Persons and Principal Holders of Shares .....................        8
Investment Advisory and Other Services ..............................        9
Shareholder Account Information .....................................       10
Portfolio Trading ...................................................       12
Taxes ...............................................................       13
Performance .........................................................       14
Financial Statements ................................................       15
Appendix A: Ratings of Corporate Bonds ..............................      a-1

    THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED MARCH 15, 2000, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                        INVESTMENT POLICIES AND RISKS

LENDING FEES. In the process of buying, selling and holding Senior Loans the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Portfolio may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other lenders pursuant to the applicable Loan Agreement.

    A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Portfolio should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time BMR and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Portfolio or may be intermediate participants with respect to Senior Loans in which the Portfolio owns interests. Such banks may also act as Agents for Senior Loans held by the Portfolio.

    The Portfolio may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

    To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Portfolio will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolio may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

    If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the loan collateral or subordinate the Portfolio's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in loan collateral. If the Portfolio's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Portfolio would be able to recover the full amount of the principal and interest due on the Loan.

INTEREST RATE SWAPS. The Portfolio may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if the Portfolio holds a Senior Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Senior Loan because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the Senior Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

    The Portfolio will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Portfolio will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by BMR. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

    The Portfolio may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on Senior Loans and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

    (1) Borrow money, except as permitted by the Investment Company Act of 1940;

    (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of loan interests, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

    (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

    (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

    (6) Purchase any security if, as a result of such purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

    (7) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

    (8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

    For the purpose of investment restriction (6), the Fund will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person. In addition, with respect to restriction (6) above, the Fund will construe the phrase "more than 25%" to be "25% or more".

    The Fund, as a matter of fundamental policy which may not be changed without a vote of a majority of its outstanding voting securities and in accord with the provisions of Rule 23c-3 (as amended from time to time) under the 1940 Act, shall make repurchase offers for its common shares of beneficial interest at periodic intervals of three months between repurchase request deadlines, such deadlines to be dates in the months of January, April, July and October determined by the Board of Trustees with the repurchase pricing date and time being not later than the close of business fourteen days after the repurchase request deadline (or the next business day if the 14th day is not a business day).

    The Portfolio, as a matter of fundamental policy which may not be changed without a vote of a majority of its outstanding voting securities and in accord with the provisions of Rule 23c-3 (as amended from time to time) under the 1940 Act, shall make repurchase offers for its interests at periodic intervals of three months to each holder of its interests between repurchase request deadlines, such deadlines to be dates determined by the Board of Trustees in the months when each such holder conducts its periodic repurchases with the repurchase pricing date and time being not later than the close of business fourteen days after the repurchase request deadline (or the next business day if the 14th day is not a business day).

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another management investment company (a Portfolio) with substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have each adopted the following nonfundamental investment policy which may be changed with respect to the Fund by the Trustees of the Fund without approval by the Fund's shareholders or may be changed with respect to the Portfolio by the Trustees of the Portfolio without the approval of the Fund or the Portfolio's other investors. As a matter of nonfundamental policy, neither the Fund nor the Portfolio may make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

    Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 80% of total assets in interests in Loans. Moreover, the Fund and the Portfolio must always be in compliance with the borrowing policies set forth above.

                         MANAGEMENT AND ORGANIZATION


FUND MANAGEMENT. The Trustees of the Fund are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Those Trustees who are "interested persons" of the Fund or the Portfolio as defined in the 1940 Act, are indicated by an asterisk(*).

JESSICA M. BIBLIOWICZ (40), Trustee*
President and Chief Executive Officer of National Financial Partners (a financial services company) (since April, 1999). President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (July, 1997 to April, 1999) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (July, 1997 to April, 1999). Formerly Executive Vice President of Smith Barney Mutual Funds (from July, 1994 to June, 1997). Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 1301 Avenue of the Americas, New York, New York 10020

JAMES B. HAWKES (58), President and Trustee*
Chairman, President and Chief Executive Officer of BMR, Eaton Vance and their corporate parent and trustee (EVC and EV); and Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.


DONALD R. DWIGHT (68), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee/Director of the Royce Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768


SAMUEL L. HAYES, III (65), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (64), Trustee
Chairman of the Board and Chief Executive Officer, United Asset Management
  Corporation (a holding company owning institutional investment management firms); Chairman, President and Director of UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (42), Trustee
Professor of Law, Georgetown University Law Center. Elected Trustee October
  30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001

JACK L. TREYNOR (70), Trustee
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

SCOTT H. PAGE (40), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

PAYSON F. SWAFFIELD (43), Vice President
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.


JAMES L. O'CONNOR (54), Treasurer
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.


ALAN R. DYNNER (59), Secretary
Vice President, Secretary and Chief Legal Officer of BMR, Eaton Vance and EVC.
  Prior to joining Eaton Vance on November 1, 1996, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (64), Assistant Treasurer and Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (37), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (42), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

    The Nominating Committee of the Board of Trustees of the Fund and the Portfolio is comprised of the Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.


    Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Fund and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.


    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Fund and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund and of the Portfolio.


    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Fund has a retirement plan for its Trustees.

    Each interested Trustee and officer holds comparable positions with certain affiliates of BMR or with certain other funds of which BMR or Eaton Vance is the investment adviser or distributor.


    The fees and expenses of the noninterested Trustees of the Fund and of the Portfolio are paid by the Fund and the Portfolio, respectively. (The Trustees of the Fund and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio). During the fiscal year ended December 31, 1999, the noninterested Trustees of the Fund and the Portfolio earned the following compensation in their capacities as Trustees of the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1).

                        ESTIMATED         AGGREGATE        TOTAL COMPENSATION
                       COMPENSATION      COMPENSATION        FROM FUND AND
NAME                    FROM FUND       FROM PORTFOLIO        FUND COMPLEX
----                  --------------    --------------     -------------------
Jessica M. Bibliowicz      $98              $7,088              $160,000
Donald R. Dwight .....      79               6,188(2)            160,000(3)
Samuel L. Hayes, III .      95               6,779               170,000
Norton H. Reamer .....      92               6,401               160,000
Lynn A. Stout ........      99               7,191(4)            160,000(5)
Jack L. Treynor ......      98               7,072               170,000

------------
(1) As of March 1, 2000 the Eaton Vance fund complex consists of 143 registered investment companies or series thereof.
(2) Includes $3,269 of deferred compensation.
(3) Includes $972 of deferred compensation.
(4) Includes $60,000 of deferred compensation.
(5) Includes $16,000 of deferred compensation.

ORGANIZATION. The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust, as amended, contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.


    The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. As permitted by Massachusetts law, there will normally be no meetings of Fund shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event, the Trustees of the Fund then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Fund's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

    The Portfolio is organized as a trust under the laws of the state of New York and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust, as amended, provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Fund believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.


    Whenever the Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If Senior Loans and noncash assets are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder repurchase requests, such as borrowing.

    The Fund may withdraw all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES


    As of February 29, 2000, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of February 29, 2000, Charles Schwab & Co., Inc., San Francisco, CA, was the record owner of approximately 9.7% of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                    INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORY SERVICES. Under the general supervision of the Portfolio's Board of Trustees, BMR will carry out the investment and reinvestment of the assets of the Portfolio, will furnish continuously an investment program with respect to the Portfolio, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. BMR will furnish to the Portfolio investment advice and office facilities, equipment and personnel for servicing the investments of the Portfolio. BMR will compensate all Trustees and officers of the Portfolio who are members of the BMR organization and who render investment services to the Portfolio, and will also compensate all other BMR personnel who provide research and investment services to the Portfolio.


    For the fiscal years ended December 31, 1999, 1998 and 1997, the Portfolio paid BMR advisory fees aggregating $45,057,800, $44,484,347 and $31,751,900, respectively, equivalent to 0.54%, 0.88% and 0.89%, respectively, of the Portfolio's average daily gross assets. As at December 31, 1999, the gross assets of the Portfolio were $9,386,851,323. BMR's fee waiver described in the prospectus is indefinite, but could be removed or changed upon agreement of BMR and the Portfolio's Board of Trustees at any time.


ADMINISTRATIVE SERVICES. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.


    For the period from the start of business, May 7, 1999, to the fiscal year ended December 31, 1999, Eaton Vance earned an administration fee of $26,671, which was equal to 0.10% (annualized) of the average daily gross assets of the Portfolio attributable to the Fund for such period. To enhance the net income of the Fund, $88,170 of the Fund's expenses were allocated to Eaton Vance.

    The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the Advisory Agreement with the Portfolio, by Eaton Vance under the Administration Agreement with the Fund or by the Principal Underwriter under its Distribution Agreement with the Fund. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reports to shareholders and investors, proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Portfolio interests or Fund shares; and investment advisory and administration fees. The Portfolio and the Fund will also each bear expenses incurred in connection with any litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.


    The Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and
(ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or the Portfolio, as the case may be, BMR or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund or interests of the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such agreements on the part of Eaton Vance or BMR, as applicable, Eaton Vance or BMR will not be liable to the Fund or the Portfolio, as applicable, for any loss incurred, to the extent not covered by insurance.


INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G.L. Cabot, Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Jeffrey P. Beale, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Fund and the Portfolio, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, are the independent accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR. PFPC Global Fund Services, P.O. Box 9653, Providence, RI 02904-9653, serves with respect to the shares as transfer and dividend paying agent and as registrar.


                       SHAREHOLDER ACCOUNT INFORMATION

CALCULATION OF NET ASSET VALUE. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals (which would be made pursuant to Portfolio repurchase offers) for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


    The Trustees have approved and monitor the procedures under which Senior Loans are valued. Under these procedures, BMR and the Valuation Committee may approve the use of a pricing service and expand mark-to-market valu-ation of Senior Loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans.

    Non-Loan Portfolio holdings (other than short term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.


    Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Portfolio at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees of the Portfolio.


ELIGIBLE INVESTORS. Fund shares may be sold to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to investment clients and institutional clients (including corporations, foundations, pension and other retirement plans and certain individuals) of Eaton Vance and its affiliates; to officers and employees of IBT and the transfer agent; persons associated with law firms, consulting firms and others providing services to Eaton Vance and Eaton Vance funds; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Such shares may also be issued (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts". Fund shares may be sold to any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance. Such shares are offered to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.


TAX-SHELTERED RETIREMENT PLANS. Shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.


REPURCHASE OFFER HISTORY. The Fund has accepted all shares tendered by shareholders in repurchase offers to date. The following table reflects the repurchase offer history of the Fund since it adopted Rule 23c-3 under the 1940 Act.

                                                           PERCENTAGE OF
                              REPURCHASE OFFER           TOTAL FUND SHARES
        PERIOD                AMOUNT AUTHORIZED             REPURCHASED
        ------------------------------------------------------------------
        July, 1999                   25%                        2.5%
        October, 1999                25%                        9.6%
        January, 2000                25%                       17.4%

                              PORTFOLIO TRADING


    Specific decisions to purchase or sell securities for the Portfolio are made by employees of BMR who are appointed and supervised by its senior officers. Such employees may serve other clients of BMR in a similar capacity. Changes in the Portfolio's investments are reviewed by the Board.

    The Portfolio will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, BMR will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Portfolio.


    Other fixed-income obligations which may be purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Portfolio may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    For the fiscal year ended December 31, 1999, the Portfolio paid brokerage commissions of $152,652 with respect to portfolio transactions. Of this amount, approximately $126,379 was paid in respect of portfolio security transactions aggregating approximately $174,375,402 to firms which provided some Research Services to Eaton Vance (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities. The Portfolio paid no brokerage commissions during the fiscal years ended December 31, 1998 and 1997.

    The frequency of portfolio purchases and sales, known as the "turnover rate," will vary from year to year. The Portfolio's turnover rate for the fiscal years ended December 31, 1999 and 1998 were 64% and 56%, respectively.


    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                    TAXES

    The Fund is treated as a separate corporation, and intends to qualify each year as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code") to avoid federal income tax. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of its investment company taxable income so as to effect such qualification. The Fund may also distribute part or all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to reduce or avoid any federal income or excise tax to the Fund.

    Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them, and the Portfolio intends to do so. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio.

    The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires the Fund to distribute by the end of each calendar year substantially all of its ordinary income for such year and capital gain net income (for the one-year period ended on October 31 unless an election is made to use the calendar year), plus certain other amounts. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.


    If the Fund does not qualify for taxation as a RIC for any taxable year, the Fund's income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

    The federal income tax rules governing the taxation of interest rate swaps may require the Fund to treat certain payments received by the Portfolio under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Portfolio will limit its activity in this regard if necessary in order to enable the Fund to maintain its qualification as a RIC.


    Certain investments of the Portfolio may bear original issue discount or market discount for tax purposes. The Fund will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount. The Portfolio may have to dispose of investments that it would otherwise have continued to hold to provide cash to enable the Fund to satisfy its distribution requirements with respect to such income.


    Distributions of net investment income and short-term capital gains are taxable as ordinary income, whether paid in cash or additional shares of the Fund. Distributions of net capital gain are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder. A loss on the repurchase of shares held for six months or less may be treated as a long-term capital loss to the extent of any distribution of net capital gain with respect to such shares.

    Shareholders should consult their tax advisers regarding the specific tax consequences, including state and local tax consequences, of participating in the repurchase. A tender of shares pursuant to the repurchase offer (including an exchange for shares of another Eaton Vance fund) will be treated as a taxable sale or exchange of the shares if the tender (i) completely terminates the shareholder's interest in the Fund, (ii) is treated as a distribution that is "substantially disproportionate" or (iii) is treated as a distribution that is "not essentially equivalent to a dividend". A "substantially disproportionate" distribution generally requires a reduction of at least 20% in the shareholder's proportionate interest in the Fund after all shares are tendered. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.

    The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than twelve months. If the transaction is not treated as a sale or exchange, the amount received upon a sale of shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender.


                                 PERFORMANCE


    From time to time, the Fund may quote yield based on a specific one-month period. Yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period and annualizing the resulting figure. Yield will fluctuate from time to time and is not necessarily representative of future results. Advertisements and communications to present or prospective shareholders may also cite a total return for any period. Total return will be calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a subsequent date. The difference divided by the original net asset value is the total return. The calculation of the Fund's total return reflects the effect of compounding inasmuch as all dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. The Fund may quote total return for the period prior to commencement of operations which would reflect the total return of another investment company that invests in the Portfolio. If the fees or expenses of the Fund or the Portfolio are waived or reimbursed, the Fund's performance will be higher. Information about the performance of the Fund or other investments should not be considered a representation of future Fund performance.

    The Fund's SEC yield for the 30-day period ended December 31, 1999 was 7.66%. Yields will fluctuate from time to time and are not necessarily representative of future results.

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in shares for the periods shown in the table. The total return for the period prior to the Fund's commencement of operations, May 7, 1999, reflects the total return of another investment company that invests in the Portfolio. This total return has not been adjusted to reflect differences in operating expenses between the Fund and such other investment company. If such adjustments were made, performance would have been higher. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and shares, when repurchased, may be worth more or less than their original cost.

                         VALUE OF A $1,000 INVESTMENT

                                       VALUE OF
    INVESTMENT        INVESTMENT      INVESTMENT             TOTAL RETURN
      PERIOD             DATE         ON 12/31/99     CUMULATIVE      ANNUALIZED
--------------------------------------------------------------------------------
10 Years Ended
12/31/99               12/31/89        $1,963.05        96.30%           6.98%
5 Years Ended
12/31/99               12/31/94        $1,401.17        40.12%           6.98%
1 Year Ended
12/31/99               12/31/98        $1,060.99         6.10%           6.10%

    Comparative information about the Fund's yield, net asset value and total return, about the Prime Rate, LIBOR and other base lending rates, may also be included in advertisements and communications of the Fund. Comparisons may be made to CD rates; money market mutual funds and deposit accounts; and Treasury bills.

    From time to time, advertisements and other material furnished to current and prospective shareholders may include information on the history of the Fund's net asset value per share for the life of the Fund since inception.

    Advertisements and communications about the Fund may include a comparison of loan interests and other corporate debt instruments. These may describe the credit agreements used in connection with loan interests. Moreover, the markets for loan interests may be described. The comparison may also be made to relevant indices and other asset classes.


    The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings or ratings, or other information prepared by recognized mutual fund statistical services.


    Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings or rankings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's holdings on such date.


    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.


    Evaluations of the Fund's performance including ratings and rankings made by indepencent sources, e.g. Lipper Inc., Wiesenberger and Morningstar, Inc., may be used in advertisements and in information furnished to present or prospective shareholders. Information, charts and illustrations relating to inflation and the effect of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders.


    Information used in advertisements and in materials provided to present and prospective shareholders may include descriptions of Eaton Vance and other Fund and Portfolio service providers, their investment styles, other investment products, personnel and Fund distribution channels.

    BMR was one of the first investment management firms to manage a portfolio of Senior Loans. BMR has former commercial bank lending officers and investment bank corporate finance officers dedicated to this investment discipline. The services of leading law and accounting firms are used as well.

    The Fund (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                             FINANCIAL STATEMENTS


    The audited financial statements of, and the independent auditors' report for, the Fund and the Portfolio appear in the Fund's most recent annual report to shareholders, which is incorporated by reference into this SAI. A copy of the Fund's annual report accompanies this SAI. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

    Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended December 31, 1999, as previously filed electronically with the Commission (Accession No. 0000950156-00-000128).

                                  APPENDIX A


                          RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS OF S&P:

    AAA -- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

    BB -- Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B -- Bonds rated B have a greater vulnerability to default but presently have the capacity to meeting interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

    CCC -- Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

    CC -- The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

    C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

    D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

    S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

[logo]        Investing

              for the

EATON VANCE   21st
===========
              Century(R)

--------------------------------------------------------------------------------

Eaton Vance Institutional
Senior Floating-Rate Fund



STATEMENT OF ADDITIONAL INFORMATION
MARCH 15, 2000


--------------------------------------------------------------------------------
Investment Adviser of Senior Debt Portfolio
Boston Management and Research, The Eaton Vance Building, 255 State Street, Boston, MA 02109

Administrator of Eaton Vance Institutional Senior Floating-Rate Fund Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc., The Eaton Vance Building, 255 State Street, Boston, MA 02109 (800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
PFPC Global Fund Services, P.O. Box 9653, Providence, RI 02904-9653
(800) 262-1122

Independent Accountants
Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116


                                                                         ISFRSAI

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


     (1) FINANCIAL STATEMENTS:

     INCLUDED IN PART A:

     Financial highlights for the period from the start of business, May 7, 1999, to December 31, 1999

     INCLUDED IN PART B:

          INCORPORATED BY REFERENCE TO THE ANNUAL REPORT DATED DECEMBER 31, 1999 (ACCESSION NO. 0000950156-00-000128), FILED ELECTRONICALLY PURSUANT TO
          SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940.


            Financial Statements for EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND:
               Statement of Assets and Liabilities as of December 31, 1999 Statement of Operations for the period from the start of business, May 7, 1999, to December 31, 1999
               Statements of Changes in Net Assets for the period from the start of business, May 7, 1999, to December 31, 1999
               Statement of Cash Flows for the period from the start of
                 business, May 7, 1999, to December 31, 1999
               Financial Highlights for the period from the start of business,
                 May 7, 1999, to December 31, 1999
               Notes to Financial Statements
               Independent Auditors' Report

            Financial Statements for SENIOR DEBT PORTFOLIO:
               Portfolio of Investments as of December 31, 1999
               Statement of Assets and Liabilities as of December 31, 1999 Statement of Operations for the year ended December 31, 1999 Statements of Changes in Net Assets for each of the two years ended December 31, 1999
               Statement of Cash Flows for the year ended December 31, 1999 Supplementary Data for the four years ended December 31, 1999 and for the period from the start of business, February 22, 1995, to December 31, 1995
               Notes to Financial Statements
               Independent Auditors' Report

(2) EXHIBITS:

     (a) Agreement and Declaration of Trust dated February 22, 1999 filed as Exhibit (a) to the Registration Statement under the Securities Act of 1933 (1933 Act File No. 333-74053) and to the Registration Statement under the Investment Company Act of 1940 (1940 Act File No. 811-09249) filed with the Commission on March 8, 1999 (Registration Statement) and incorporated herein by reference.

     (b) By-Laws filed as Exhibit (b) to the Registration Statement and incorporated herein by reference.

     (c)  Not applicable

     (d)  Not applicable

     (e)  Not applicable

     (f)  Not applicable

     (g)  Not applicable

     (h)  (a)  Distribution  Agreement  dated February 22, 1999 filed as Exhibit
          (h)(a) to the Registration Statement and incorporated herein by reference.

          (b) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to the Post-Effective Amendment No. 61 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019 and 811-1241) and incorporated herein by reference.

          (c) Schedule of Dealer  Discounts  and Sales  Charges filed as Exhibit
          (6)(c) to Post-Effective Amendment No. 59 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019 and 811-1241) and incorporated herein by reference.

     (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

     (j)  (a)  Custodian  Agreement  dated  February  22,  1999 filed as Exhibit
          (j)(a) to the Registration Statement and incorporated herein by reference.

          (b) Amendment to Master  Custodian  Agreement  with  Investors  Bank &
          Trust Company dated December 21, 1998 as Exhibit (g)(3) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572 and 811-4409) (Accession No. 0000950156-99-000050) and
          incorporated herein by reference.

     (k)  (a) Administration  Agreement dated February 22, 1999 filed as Exhibit
          (k)(a) to the Registration Statement and incorporated herein by reference.

          (b)Transfer  Agency  Agreement  as of January 1, 1998 filed as Exhibit
          (k)(b) to the Registration Statement on Form N-2 of Eaton Vance Advisers Senior Floating-Rate Fund (File Nos. 333-46853, 811-08671) (Accession No. 0000950156-98-000172) and incorporated herein by reference.

          (c)Amendment to the Transfer Agency Agreement dated October 18, 1999 filed as Exhibit (h)(2)(b) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572 and 811-4409) (Accession No. 000950156-99-000723) and incorporated herein by reference.

     (l)  Opinion and Consent of Counsel dated March 10 , 2000 filed herewith.

     (m)  Not applicable

     (n)  Consent of Independent Auditors filed herewith.

     (o)  Not applicable

     (p) Letter Agreement with Eaton Vance Management dated March 4, 1999 filed as Exhibit (p) to the Registration Statement and incorporated herein by reference.

     (q)  Not applicable

     (r)  Code of Ethics filed herewith.

     (s) Power of Attorney for Eaton Vance Institutional Senior Floating-Rate Fund dated February 22, 1999 filed as Exhibit (s) to the Registration Statement and incorporated herein by reference.

     (t) Power of Attorney for Senior Debt Portfolio dated February 22, 1999 filed as Exhibit (t) to the Registration Statement and incorporated herein by reference.

ITEM 25. MARKETING ARRANGEMENTS

     Not applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the approximate expenses incurred in connection with the offerings of Registrant:

     Registration fees                                            $121,072
     National Association of Securities Dealers, Inc. Fees        $ 45,800
     Printing (other than stock certificates)                     $ 22,500
     Engraving and printing stock certificates                    $  1,000
     Fees and expenses of qualification under state securities
       laws (excluding fees of counsel)                           $ 20,455
     Accounting fees and expenses                                 $  5,000
     Legal fees and expenses                                      $  2,000
                                                                  --------
          Total                                                   $217,827(1)
                                                                  ========

  -------------------------------
     (1) These amounts include expenses for the shares being registered hereby and those registered pursuant to the Registration Statement declared effective on April 26, 1999 (File No. 333-74053).

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

                  (1)                                     (2)
             TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
      Shares of benefical interest                       1,174
                                                         as of
                                                     March 1, 2000

ITEM 29. INDEMNIFICATION

     The Registrant's By-Laws filed herewith contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

     Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     Reference is made to: (i) the information set forth under the captions "Management of the Fund" in the Prospectus and "Investment Advisory and Administrative Services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Forms ADV of Eaton Vance Management (File No. 801-15930) and Boston Management and Research (File No. 801-43127) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Global Fund Services, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

ITEM 32. MANAGEMENT SERVICES

     None.

ITEM 33. UNDERTAKINGS

     The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new
Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the continuos offering of the shares; and

     (4) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 486(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on March 10, 2000.


                              EATON VANCE INSTITUTIONAL SENIOR
                                 FLOATING-RATE FUND

                              By: /s/  James B. Hawkes
                                  -----------------------------------
                                  James B. Hawkes, President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on March 10, 2000.


      SIGNATURE                                 TITLE
      ---------                                 -----

/s/ James B. Hawkes
------------------------    Trustee, President and Principal Executive Officer
James B. Hawkes

/s/ James L. O'Connor
------------------------ Treasurer (Principal Financial and Accounting Officer) James L. O'Connor

Jessica M. Bibliowicz*
------------------------                         Trustee
Jessica M. Bibliowicz

Donald R. Dwight*
------------------------                         Trustee
Donald R. Dwight

Samuel L. Hayes, III*
------------------------                         Trustee
Samuel L. Hayes, III

Norton H. Reamer*
------------------------                         Trustee
Norton H. Reamer

Lynn A. Stout*
------------------------                         Trustee
Lynn A. Stout

Jack L. Treynor*
------------------------                         Trustee
Jack L. Treynor

*By:  /s/  Alan R. Dynner
     -----------------------------------
     Alan R. Dynner (As attorney-in-fact)

                                   SIGNATURES


     Senior Debt Portfolio has duly caused this Registration Statement on Form N-2 of Eaton Vance Institutional Senior Floating-Rate Fund (File No. 333- ) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on March 10, 2000.


                              SENIOR DEBT PORTFOLIO



                              By:  /s/ James B. Hawkes
                                   ----------------------------------
                                   James B. Hawkes, President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in their capacities and on March 10, 2000.


      SIGNATURE                                 TITLE
      ---------                                 -----

/s/ James B. Hawkes
------------------------    Trustee, President and Principal Executive Officer
James B. Hawkes

/s/ James L. O'Connor
------------------------ Treasurer (Principal Financial and Accounting Officer) James L. O'Connor

Jessica M. Bibliowicz*
------------------------                         Trustee
Jessica M. Bibliowicz

Donald R. Dwight*
------------------------                         Trustee
Donald R. Dwight

Samuel L. Hayes, III*
------------------------                         Trustee
Samuel L. Hayes, III

Norton H. Reamer*
------------------------                         Trustee
Norton H. Reamer

Lynn A. Stout*
------------------------                         Trustee
Lynn A. Stout

Jack L. Treynor*
------------------------                         Trustee
Jack L. Treynor

*By:  /s/  Alan R. Dynner
     -----------------------------------
     Alan R. Dynner (As attorney-in-fact)

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

     (l)  Opinion and Consent of Counsel dated March 10 , 2000

     (n)  Consent of Independent Auditors

     (r)  Code of Ethics